UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 6, 2011
Date of earliest event reported: November 24, 2010

MediaMind Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34844	52-2266402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
135 West 18th Street, 5th Floor New York, NY 10011
(Address of principal executive offices, including zip code)

(646) 202-1320
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Definitive Material Agreement

On November 24, 2010, MediaMind Technologies Inc. (the “Company”) renewed and amended its content delivery agreement (the “Amended Agreement”) with Akami Technologies, Inc. (“Akami”). The Amended Agreement is effective from December 1, 2010 to May 31, 2012.  Pursuant to the Amended Agreement, the Company increased its committed use of Akami from at least 75% of the Company’s delivery needs, excluding China, to at least 90% of the Company’s delivery needs, excluding China.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Media Mind Technologies Inc.

By:	/s/ Vered Raviv-Schwarz
Name: Vered Raviv-Schwarz
Title: General Counsel and Corporate Secretary

Date: January 6, 2011